UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 22, 2024
(Date of earliest event reported)
_________________________________________
BOWFLEX INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

Nautilus, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

BOWFLEX INC.
FORM 8-K

Item 1.02	Termination of a Material Definitive Agreement.
The information set forth below in Item 2.01 in this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 1.03	Bankruptcy or Receivership.
The information set forth below in Item 2.01 in this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.03.

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously disclosed, on March 4, 2024, Bowflex, Inc. (the “Company”) and certain of its subsidiaries (together, the “Company Parties”) filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The chapter 11 cases for the Company Parties (the “Chapter 11 Cases”) are being jointly administered under the caption In re Bowflex Inc., et al., Case No. 24-12364. Through the Chapter 11 Cases, the Company Parties sought to implement a sale of substantially all of their assets pursuant to Section 363 of the Bankruptcy Code.

As previously disclosed, on March 4, 2024, the Company entered into a “stalking horse” asset purchase agreement (the “Asset Purchase Agreement”) with Johnson Health Tech Retail, Inc. to sell the assets of the Company (the “Acquired Assets”) identified in the Asset Purchase Agreement, representing substantially all of the assets of the Company, for a total of $37,500,000 in cash at the closing of the transaction, including a deposit of $3,750,000 paid into an escrow account on March 4, 2024, but less closing adjustment amounts for accounts receivable, inventory and certain transfer taxes. On April 15, 2024, the Bankruptcy Court entered an order authorizing the sale of the Acquired Assets pursuant to the terms of the Asset Purchase Agreement (the “Asset Sale”) and on April 22, 2024, the Asset Sale closed (the “Closing”). There will not be sufficient proceeds from the Asset Sale for common shareholders to receive value for their shares.

On April 22, 2024, proceeds from the Asset Sale were used to repay the Company’s obligations under the existing Term Loan Credit Agreement, dated as of November 30, 2022, as amended, by and among the Company and Nautilus Fitness Canada, Inc., a British Columbia company and subsidiary of the Company, as borrowers, and Crystal Financial LLC d/b/a SLR Credit solutions, as administrative agent and a lender. Immediately upon such repayment, the credit agreement is being terminated.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective immediately following the Closing, the following members of the Board of Directors of the Company (the “Board”) resigned as members of the Board: James Barr, IV, Patricia M. Ross, Kelley Hall, and Shailesh Prakash. The resignation of the directors is not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Anne G. Saunders and Ruby Sharma will remain directors of the Company following the Closing.

James Barr, IV, the Chief Executive Officer of the Company, and Becky L. Alseth, the Chief Marketing Officer of the Company, separated their service with the Company, effective immediately following the Closing, and Aina E. Konold, the Chief Financial Officer of the Company, and John R. Goelz, the Chief Operating Officer of the Company, will separate service with the Company, effective as of May 3, 2024.

Effective immediately following the Closing, Robert D. Hoge, the Company’s existing Director, Intellectual Property Counsel, has been appointed as the General Counsel and Chief Wind-Down Officer (“CWDO”) of the Company. Mr. Hoge will continue to receive his annual salary of $205,000 while serving in these positions. There are no arrangements or understandings between Mr. Hoge and any other person pursuant to which he was appointed to serve as General Counsel and CWDO. Mr. Hoge is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective immediately following the Closing, the Board approved an Amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (as amended, the “Bylaws”) to revise Section 2.2 of the Bylaws to provide that the number of directors of the Company shall not be less than one director, with the specific number of directors to be set by resolution of the Board. Also effective as of immediately following the Closing, the Board adopted resolutions setting the number of directors of the Board at two directors.

The foregoing description is only a summary of the Amendment to the Bylaws and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.01 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s statements regarding the Company’s Chapter 11 Cases, the Asset Purchase Agreement, the Bankruptcy Court’s approval and entry of the Sales Order, the closing of the Asset Sale, the proceeds from the Asset Sale, and the Board and executive management changes. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements also include: risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to sell any of its remaining assets; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. Additional assumptions, risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment to Amended and Restated Bylaws of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWFLEX INC.
(Registrant)

April 22, 2024	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial Officer)